Pax World Global Women’s Equality Fund (“GWEF”), a series of

Pax World Funds Series Trust I

Supplement Dated March 14, 2014

to the

Prospectus

Dated May 1, 2013

On March 13, 2014, the Trustees of Pax World Funds Series Trust I approved, subject to approval by shareholders of GWEF, the merger of GWEF into Pax Global Women’s Index Fund (the “New Global Women’s Index Fund”), a newly-formed series of Pax World Funds Series Trust III that will be advised by Pax/Newco Management LLC (“Pax/Newco”), a majority-owned subsidiary of Pax World Management LLC.  The New Global Women’s Index Fund will seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Equality Index* (the “Index”).  The Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their board, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity.  In addition, the companies comprising the Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.  The New Global Women’s Index Fund will generally invest in all of the companies included in the Index but may use an optimized or enhanced strategy to achieve its investment objective, weighting companies with more favorable characteristics (e.g., number of women on the board of directors) more heavily, rather than using market weights exclusively.  As a result, the New Global Women’s Index Fund may not always hold the same securities or may not hold such securities in the same proportions or weightings as the Index.

*a custom index calculated by MSCI

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy. For information regarding the New Global Women’s Index Fund, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission (SEC) and become effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.paxworld.com.  The proxy statement/prospectus (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations.  The proxy statement/prospectus will also be available for free on the SEC’s website (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any decision to invest or when considering the merger proposal.

Shareholders should retain this Supplement for future reference.